SECURITIES AND EXCHANGE COMMISSION

                              Washington,D.C. 20549


                                 _______________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) October 14, 2001

                    Associates Credit Card Receivables Corp.
                    Associates Credit Card Master Note Trust
             (Exact name of registrant as specified in its charter)


Delaware                            333-94867                 75-2709748
                                    333-9486701
(State or Other            (Commission File                  (IRS Employer
Jurisdiction of             Number)                            Identification
Incorporation)                                                 Number)


290 E. Carpenter Freeway, Irving, Texas                       75062-2729
(Address of Principal Executive Office)                       (Zip Code)


Registrants telephone number, including area code (972) 652-4000


Item 5.                             Other Events

 The monthly statements for the month of September 2001 were distributed to Noteholders on October 17, 2001





Item 7 (C).                         Exhibits.

Exhibit No.                         Description

20.1     Series 2000-1 monthly statement for the month of September 2001.
20.2     Series 2000-2 monthly statement for the month of September 2001.




                                                     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ASSOCIATES CREDIT CARD RECEIVABLES CORP



                                          By:      __/s/ David Keller
                                                   David Keller
                                                   Executive Vice President

File:September '018k_2000-1                                    CONFIDENTIAL
Servicer's Report                                              Date of Report:       12-Oct-01
Interest Period:      September 17, 2001 to October 16, 2001, Pay October 17th


Associates Credit Card Master Note Trust, Series 2000-1
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
                                                                    Transferor              Trust
                                                                     Interest               Totals
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                                  6,796,355,158.10
Beginning Fin. Chrg. Receivables Balance                                                   328,456,957.58
Beginning Total Receivables Balance                                                      7,124,812,115.68

Beginning Special Funding Accnt Balance                                                              0.00
Beginning Spread Account Balance                                                                     0.00
Beginning Reserve Account Balance                                                                    0.00

Beginning Period Invested Amount                                   1,212,517,758.10

Ending Period Invested Amount                                      1,115,323,773.58
                                               Class A               Class B               Class C            Total Series
Monthly Master Note Trust Activities       Note                        Note                  Note                 Note
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount                        760,000,000.00        102,500,000.00        137,500,000.00     1,000,000,000.00

Beginning Period Invested Amount               760,000,000.00        102,500,000.00        137,500,000.00     1,000,000,000.00



Note Principal Balance Increase                          0.00                  0.00                  0.00                 0.00
Note Principal Balance Decrease                          0.00                  0.00                  0.00                 0.00

Reductions in Invested Amount this Period
  (Other than by Principal Payments)                     0.00                  0.00                  0.00                 0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                                 0.00                  0.00                  0.00                 0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                  760,000,000.00        102,500,000.00        137,500,000.00     1,000,000,000.00

------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Group I Information                                               Series 2000-1
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Beginning Invested Amount                                          1,000,000,000.00
Average Rate                                                                  3.72%
Allocable Finance Charge Collections                                  18,969,719.45
Allocable Principal Collections                                       80,550,049.58
Allocable Default Amount Due                                           9,157,320.80
Allocable Monthly Interest Due                                         3,100,395.84
Allocable Monthly Servicing Fees Due                                   1,666,666.67
Ending Invested Amount                                             1,000,000,000.00

----------------------------------------
----------------------------------------
Payout Event Tests
----------------------------------------
----------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                              13.41%
3 Month Average Base Rate                                                     5.93%
Spread                                                                        7.49%
Trigger Pass Test: If Spread is >0, "Yes"                              Yes
Transferor's Interest Trigger
Required Transferor Interest                                                               468,941,282.15
Transferor Interest                                                                      1,115,323,773.58
Trigger Pass Test                                                                            Yes



           ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Series 2000-1

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-1 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Associates National Bank(Delaware), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") among Associates Credit Card Receivables Corp., as Transferor, the Servicer and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of October 17, 2001, and with respect to the performance of the Trust during the month of Septembert is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                          Revolving Period
Any Cash Flow Shortfalls this Period                                                 No
Any Cash Flow Shortfalls from Previous Period                                        No
Payout Event this Period:                                                            No
Group I Participants:                                                                Series 2000-1


MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                         September: (30 posting days)

                                                                      Yield                Defaults               Total
Portfolio Yield (Current Month)                                              22.76%                10.99%               11.77%
Portfolio Yield (Prior Month)                                                24.98%                10.00%               14.98%
Portfolio Yield (Two Months Ago)                                             23.80%                10.31%               13.49%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                              13.41%
                                                                                                           --------------------
                                                                                                           --------------------

                                                                    Servicing               Coupon                Total
Base Rate (Current Month)                                             2.00%                         3.72%         5.72%
Base Rate (Prior Month)                                               2.00%                         3.85%         5.85%
Base Rate (Two Months Ago)                                            2.00%                         4.20%         6.20%

THREE MONTH AVERAGE BASE RATE                                                                                     5.93%
                                                                                                           --------------------
                                                                                                           --------------------


Beginning Period Principal Receivables                                                   6,796,355,158.10
Beginning Period Finance Charge Receivables                                                328,456,957.58
Beginning Period Discounted Receivables                                                              0.00
Beginning Period Total Receivables                                                       7,124,812,115.68

Removed Principal Receivables                                                                        0.00
Removed Finance Charge Receivables                                                                   0.00
Removed Total Receivables                                                                            0.00
Discounted Receivables Generated this Period                                                         0.00
Additional Principal Receivables                                                                     0.00
Additional Finance Charge Receivables                                                                0.00
Additional Total Receivables                                                                         0.00

Total Principal Collections this Period                                                    547,446,744.95
Total Defaulted Principal Receivables this Period                                           62,236,404.45
Total Receivables Adjustments this Period                                                   26,835,551.48
Total Finance Charge Collections this Period                                               128,924,950.64
Total Discounted Receivables this Period                                                             0.00

Ending Period Principal Receivables                                                      6,699,161,173.58
Ending Period Finance Charge Receivables                                                   324,594,203.83
Ending Period Discounted Receivables                                                                 0.00
Ending Period Total Receivables                                                          7,023,755,377.41

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                        31-60 Days Delinquent                              161,061,298.21
                                        61-90 Days Delinquent                              109,906,011.80
                                        91+ Days Delinquent                                213,129,613.86
                                                                                     ---------------------
                                                                                     ---------------------

                                        Total 31+ Days Delinquent                          484,096,923.87
                                                                                     ---------------------
                                                                                     ---------------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-1

                                                       ---------------------
                                                       ---------------------
FLOATING INVESTOR PERCENTAGE                                  0.147138
FIXED INVESTOR PERCENTAGE                                     0.147138
                                                       ---------------------
                                                       ---------------------

FINANCE CHARGE ALLOCATIONS                                                                                        Total
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                     128,924,950.64
                                                                                     ---------------------
                                                                                     ---------------------
Investor Percentage                                                                              0.147138
                                                                                     ---------------------
                                                                                     ---------------------
Investor Finance Charge Collections                                                         18,969,719.45        18,969,719.45
Excess Finance Charge Collections allocated to Series                                                0.00                 0.00
Available Finance Charge Collections                                                        18,969,719.45        18,969,719.45

CASH FLOW ALLOCATIONS

Class A Distributions
                                     (1)Class A Monthly Interest                                                  2,287,916.67
                                     (2)Class A Monthly Interest Previously Due                                           0.00
                                     (3)Class A Monthly Additional Interest                                               0.00
                                     (4)Class A Monthly Additional Interest Previously Due                                0.00
                                        Total Class A Monthly Interest                                            2,287,916.67

Class B Distributions
                                     (5)Class B Monthly Interest                                                    326,932.29
                                     (6)Class B Monthly Interest Previously Due                                           0.00
                                     (7)Class B Monthly Additional Interest                                               0.00
                                     (8)Class B Monthly Additional Interest Previously Due                                0.00
                                        Total Class B Monthly Interest                                              326,932.29

                                     (9)Total Monthly Servicing Fee for Series                                    1,666,666.67
                                    (10)Total Servicing Fee for Series Previously Due                                     0.00

                                    (11)Class A Prepayable Increase Amount Interest                                       0.00
                                    (12)Class B Prepayable Increase Amount Interest                                       0.00
                                    (13)Investor Default Amount                                                   9,157,320.80
                                    (14)Investor Charge-Offs                                                              0.00
                                    (15)Reallocated Principal Collections Previously Due                                  0.00

Class C Distributions
                                    (16)Class C Monthly Interest



                                    (21)Funds Required per Note Agreement under
                                          Sections 2.07, 2.08 & 2.09                                                485,546.88
                                    (22)Funds Required per Note Agreement under
                                          Sections 2.04 (e) & 7.01
                                                                                                                          0.00
Spread Account Distributions
                                    (23)Class C Spread Account Required Deposit                                           0.00


TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER                                                                                    0.00
                                        SERIES' ALLOCATIONS

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                         5,045,336.14

EXCESS SPREAD RELEASED TO TRANSFEROR                             0.00
PRINCIPAL ALLOCATIONS                                            5,045,336.14

                                                                       Class A               Class B
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                    547,446,744.95
                                                               ---------------------
                                                               ---------------------
Investor Percentage                                                        0.147138
                                                               ---------------------
                                                               ---------------------
Investor Principal Collections                                        80,550,049.58
Shared Principal Collections from other Series'                      466,896,695.37
Available Principal Collections                                      547,446,744.95

Controlled Amoritization Amount                                                              0.00                 0.00
Partial Amoritization Amount                                                                 0.00                 0.00
Deficiency Controlled Amoritization Amount                                                   0.00                 0.00
Monthly Principal Amount                                                                     0.00                 0.00
Principal Shortfall
Reallocated Principal to other Series'                                                       0.00                 0.00

                                                                                           Class C                Total
                                                                                     ------------------------------------------
                                                                                     ------------------------------------------

Controlled Amoritization Amount                                                              0.00                 0.00
Partial Amoritization Amount                                                                 0.00                 0.00
Deficiency Controlled Amoritization Amount                                                   0.00                 0.00
Monthly Principal Amount                                                                     0.00                 0.00
Principal Shortfall
Reallocated Principal to other Series'                                                                            0.00

ASSOCIATES CREDIT CARD MASTER NOTE TRUST


Group 1                                      Coupon Rate             Balance          Interest Payments
                                         --------------------- --------------------- ---------------------
                                         --------------------- --------------------- ---------------------

Series 2000-1, Class A                          3.61%              $ 760,000,000.00        $ 2,287,916.67
Series 2000-1, Class B                          3.83%              $ 102,500,000.00          $ 326,932.29
Series 2000-1, Class C                          4.24%              $ 137,500,000.00          $ 485,546.88

                                            Series 2000-1
                                         --------------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------------
                                               Class A               Class B               Class C                Total
                                         --------------------- --------------------- --------------------- --------------------
                                         --------------------- --------------------- --------------------- --------------------
Principal Distribution Required Amt               $ -                   $ -      -            $ -      -                   $ -
Interest Distribution Required Amt             $ 2,287,916.67          $ 326,932.29          $ 485,546.88       $ 3,100,395.84
Unpaid Principal Shortfalls paid                          $ -                   $ -                   $ -                  $ -
Unpaid Interest Shortfalls paid                           $ -                   $ -                   $ -                  $ -
Prepayable Interest                                       $ -                   $ -                   $ -                  $ -
Servicing Fee                                                                              $ 1,666,666.67       $ 1,666,666.67
                                         --------------------- --------------------- --------------------- --------------------
                                         --------------------- --------------------- --------------------- --------------------
Total Required Distribution                    $ 2,287,916.67          $ 326,932.29        $ 2,152,213.55       $ 4,767,062.51
                                         ===================== ===================== ===================== ====================
                                         ===================== ===================== ===================== ====================


File:September '018k_2000-2                                    CONFIDENTIAL
Servicer's Report                                              Date of Report:       12-Oct-01
Interest Period:      September 17, 2001 to October 16, 2001, Pay October 17th


Associates Credit Card Master Note Trust, Series 2000-2
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                                   Transferor               Trust
                                                                    Interest               Totals
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Beginning Principal Receivables Balance                                                 6,796,355,158.10
Beginning Fin. Chrg. Receivables Balance                                                  328,456,957.58
Beginning Total Receivables Balance                                                     7,124,812,115.68

Beginning Special Funding Accnt Balance                                                             0.00
Beginning Spread Account Balance                                                                    0.00
Beginning Reserve Account Balance                                                                   0.00

Beginning Period Invested Amount                                  1,212,517,758.10

Ending Period Invested Amount                                     1,115,323,773.58
                                               Class A               Class B               Class C            Total Series
Monthly Master Note Trust Activities       Note                       Note                  Note                  Note
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Initial Invested Amount                        600,000,000.00        80,921,000.00        108,553,000.00        789,474,000.00

Beginning Period Invested Amount               600,000,000.00        80,921,000.00        108,553,000.00        789,474,000.00



Note Principal Balance Increase                          0.00                 0.00                  0.00                  0.00
Note Principal Balance Decrease                          0.00                 0.00                  0.00                  0.00

Reductions in Invested Amount this Period
  (Other than by Principal Payments)                     0.00                 0.00                  0.00                  0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                                 0.00                 0.00                  0.00                  0.00

Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                  600,000,000.00        80,921,000.00        108,553,000.00        789,474,000.00

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Group I Information                                               Series 2000-2
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Beginning Invested Amount                                           789,474,000.00
Average Rate                                                                 3.70%
Allocable Finance Charge Collections                                 14,976,100.29
Allocable Principal Collections                                      63,592,169.84
Allocable Default Amount Due                                          7,229,466.68
Allocable Monthly Interest Due                                        2,435,182.05
Allocable Monthly Servicing Fees Due                                  1,315,790.00
Ending Invested Amount                                              789,474,000.00

----------------------------------------
----------------------------------------
Payout Event Tests
----------------------------------------
----------------------------------------

Base Rate Trigger
3 Month Average Portfolio Yield                                             13.41%
3 Month Average Base Rate                                                    5.86%
Spread                                                                       7.56%
Trigger Pass Test: If Spread is >0, "Yes"                              Yes
Transferor's Interest Trigger
Required Transferor Interest                                                              468,941,282.15
Transferor Interest                                                                     1,115,323,773.58
Trigger Pass Test                                                                            Yes



           ASSOCIATES CREDIT CARD MASTER NOTE TRUST
             Series 2000-2

     Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust) and the Bank of New York, as indenture trustee (the Indenture Trustee), as supplemented by the Series 2000-2 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Associates National Bank(Delaware), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") among Associates Credit Card Receivables Corp., as Transferor, the Servicer and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-2 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of October 17, 2001 and with respect to the performance of the Trust during the month of September is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                                          Revolving Period
Any Cash Flow Shortfalls this Period                                                 No
Any Cash Flow Shortfalls from Previous Period                                        No
Payout Event this Period:                                                            No
Group I Participants:                                                                Series 2000-2


MASTER NOTE TRUST RECEIVABLES

YIELD AND BASE RATE --
                                         September : (30 posting days)

                                                                      Yield               Defaults               Total
Portfolio Yield (Current Month)                                      22.76%                       10.99%                11.77%
Portfolio Yield (Prior Month)                                        24.98%                       10.00%                14.98%
Portfolio Yield (Two Months Ago)                                     23.80%                       10.31%                13.49%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                              13.41%
                                                                                                          ---------------------
                                                                                                          ---------------------

                                                                    Servicing              Coupon                Total
Base Rate (Current Month)                                             2.00%                        3.70%                 5.70%
Base Rate (Prior Month)                                               2.00%                        3.83%                 5.83%
Base Rate (Two Months Ago)                                            2.00%                        4.04%                 6.04%

THREE MONTH AVERAGE BASE RATE                                                                                    5.86%
                                                                                                          ---------------------
                                                                                                          ---------------------


Beginning Period Principal Receivables                                                  6,796,355,158.10
Beginning Period Finance Charge Receivables                                               328,456,957.58
Beginning Period Discounted Receivables                                                             0.00
Beginning Period Total Receivables                                                      7,124,812,115.68

Removed Principal Receivables                                                                       0.00
Removed Finance Charge Receivables                                                                  0.00
Removed Total Receivables                                                                           0.00
Discounted Receivables Generated this Period                                                        0.00
Additional Principal Receivables                                                                    0.00
Additional Finance Charge Receivables                                                               0.00
Additional Total Receivables                                                                        0.00

Total Principal Collections this Period                                                   547,446,744.95
Total Defaulted Principal Receivables this Period                                          62,236,404.45
Total Receivables Adjustments this Period                                                  26,835,551.48
Total Finance Charge Collections this Period                                              128,924,950.64
Total Discounted Receivables this Period                                                            0.00

Ending Period Principal Receivables                                                     6,699,161,173.58
Ending Period Finance Charge Receivables                                                  324,594,203.83
Ending Period Discounted Receivables                                                                0.00
Ending Period Total Receivables                                                         7,023,755,377.41

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                                        31-60 Days Delinquent                             161,061,298.21
                                        61-90 Days Delinquent                             109,906,011.80
                                        91+ Days Delinquent                               213,129,613.86
                                                                                     --------------------
                                                                                     --------------------

                                        Total 31+ Days Delinquent                         484,096,923.87
                                                                                     --------------------
                                                                                     --------------------

ASSOCIATES CREDIT CARD MASTER NOTE TRUST
CASH FLOW ALLOCATIONS
SERIES 2000-2

                                                     --------------------
                                                     --------------------
FLOATING INVESTOR PERCENTAGE                              0.116161
FIXED INVESTOR PERCENTAGE                                 0.116161
                                                      --------------------
                                                      --------------------

FINANCE CHARGE ALLOCATIONS                                                                                       Total
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Finance Charge Collections                                                    128,924,950.64
                                                                                     --------------------
                                                                                     --------------------
Investor Percentage                                                                             0.116161
                                                                                     --------------------
                                                                                     --------------------
Investor Finance Charge Collections                                                        14,976,100.29         14,976,100.29
Excess Finance Charge Collections allocated to Series                                               0.00                  0.00
Available Finance Charge Collections                                                       14,976,100.29         14,976,100.29

CASH FLOW ALLOCATIONS

Class A Distributions
                                     (1)Class A Monthly Interest                                                  1,793,750.00
                                     (2)Class A Monthly Interest Previously Due                                           0.00
                                     (3)Class A Monthly Additional Interest                                               0.00
                                     (4)Class A Monthly Additional Interest Previously Due                                0.00
                                        Total Class A Monthly Interest                                            1,793,750.00

Class B Distributions
                                     (5)Class B Monthly Interest                                                    258,104.27
                                     (6)Class B Monthly Interest Previously Due                                           0.00
                                     (7)Class B Monthly Additional Interest                                               0.00
                                     (8)Class B Monthly Additional Interest Previously Due                                0.00
                                        Total Class B Monthly Interest                                              258,104.27

                                     (9)Total Monthly Servicing Fee for Series                                    1,315,790.00
                                    (10)Total Servicing Fee for Series Previously Due                                     0.00

                                    (11)Class A Prepayable Increase Amount Interest                                       0.00
                                    (12)Class B Prepayable Increase Amount Interest                                       0.00
                                    (13)Investor Default Amount                                                   6,797,920.17
                                    (14)Investor Charge-Offs                                                              0.00
                                    (15)Reallocated Principal Collections Previously Due                                  0.00

Class C Distributions
                                    (16)Class C Monthly Interest                                                    383,327.78



                                    (21)Funds Required per Note Agreement under
                                          Sections 2.07, 2.08 & 2.09                                                      0.00
                                    (22)Funds Required per Note Agreement under
                                          Sections 2.04 (e) & 7.01                                                        0.00

Spread Account Distributions
                                    (23)Class C Spread Account Required Deposit                                           0.00


TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                                        SERIES' ALLOCATIONS                                                       3,995,661.56

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                                  0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                              3,995,661.56

PRINCIPAL ALLOCATIONS                                                                      Class A              Class B
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS
Total Trust Principal Collections                                   547,446,744.95
                                                               --------------------
                                                               --------------------
Investor Percentage                                                       0.116161
                                                               --------------------
                                                               --------------------
Investor Principal Collections                                       63,592,169.84
Shared Principal Collections from other Series'                     483,854,575.11
Available Principal Collections                                     547,446,744.95

Controlled Amoritization Amount                                                             0.00                  0.00
Partial Amoritization Amount                                                                0.00                  0.00
Deficiency Controlled Amoritization Amount                                                  0.00                  0.00
Monthly Principal Amount                                                                    0.00                  0.00
Principal Shortfall
Reallocated Principal to other Series'                                                      0.00                  0.00

                                                                                           Class C               Total
                                                                                     ------------------------------------------
                                                                                     ------------------------------------------

Controlled Amoritization Amount                                                             0.00                  0.00
Partial Amoritization Amount                                                                0.00                  0.00
Deficiency Controlled Amoritization Amount                                                  0.00                  0.00
Monthly Principal Amount                                                                    0.00                  0.00
Principal Shortfall
Reallocated Principal to other Series'                                                                            0.00

ASSOCIATES CREDIT CARD MASTER NOTE TRUST


Group 1                                      Coupon Rate             Balance          Interest Payments
                                         --------------------- --------------------  --------------------
                                         --------------------- --------------------  --------------------

Series 2000-2, Class A                          3.59%             $ 600,000,000.00        $ 1,793,750.00
Series 2000-2, Class B                          3.83%              $ 80,921,000.00          $ 258,104.27
Series 2000-2, Class C                          4.24%             $ 108,553,000.00          $ 383,327.78

                                            Series 2000-2
                                         --------------------------------------------------------------------------------------
                                         --------------------------------------------------------------------------------------
                                               Class A               Class B               Class C               Total
                                         --------------------- --------------------  -------------------- ---------------------
                                         --------------------- --------------------  -------------------- ---------------------
Principal Distribution Required Amt               $ -                  $ -       -           $ -     -                     $ -
Interest Distribution Required Amt             $ 1,793,750.00         $ 258,104.27          $ 383,327.78        $ 2,435,182.05
Unpaid Principal Shortfalls paid                          $ -                  $ -                   $ -                   $ -
Unpaid Interest Shortfalls paid                           $ -                  $ -                   $ -                   $ -
Prepayable Interest                                       $ -                  $ -                   $ -                   $ -
Servicing Fee                                                                             $ 1,315,790.00        $ 1,315,790.00
                                         --------------------- --------------------  -------------------- ---------------------
                                         --------------------- --------------------  -------------------- ---------------------
Total Required Distribution                    $ 1,793,750.00         $ 258,104.27        $ 1,699,117.78        $ 3,750,972.05
                                         ===================== ====================  ==================== =====================
                                         ===================== ====================  ==================== =====================